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                                                                    Exhibit 10.2

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                         AGREEMENT OF SALE AND PURCHASE

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF SALE AND PURCHASE ("Amendment") is being made and entered into as of May 16, 2003, by and between BANK OF AMERICA, N.A. ("Seller") , and FIRST STATES GROUP, L.P. ("Purchaser").

                                   BACKGROUND

     A. Seller and Purchaser have entered into an Amended and Restated Agreement of Sale and Purchase dated April 16, 2003 (the "Agreement") for the sale and purchase of various properties as more particularly described therein; and

     B. Seller and Purchaser desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The foregoing recitals are true and correct and are hereby incorporated as a part of this Amendment. In the event of any conflict between this Amendment and the Agreement, the terms in this Amendment shall prevail and control.

     2. Section 9 of the Agreement is hereby amended with the addition of the following provision as new Section 9(o):

          "(o) A Guarantee of the Master Lease Agreement executed and delivered by Bank of America Corporation in the form attached hereto as Exhibit Q."

     3. Except as specifically modified herein, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed. A facsimile copy of this Amendment and any signatures thereon shall be considered for all purposes as originals.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first set forth above.

BANK OF AMERICA, N.A.                       FIRST STATES GROUP, L.P.

                                            By: First States Group, LLC


By                                          By:
  -------------------------------              ---------------------------------
Name:  Michael F. Hord                      Name:  Edward J. Matey Jr.
Title: Associate General Counsel            Title: SVP & General Counsel

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                                    EXHIBIT Q

                                    GUARANTEE

     GUARANTEE dated as of June 30, 2003 by Bank of America Corporation (the "Guarantor"), in favor of [First States Group, L.P.] (the "Guaranteed Party") as landlord under that certain Master Lease Agreement dated of even date herewith between Guaranteed Party and Bank of America, N.A. ("Bank of America") covering [159] buildings as more particularly described therein (the "Lease"). A copy of the Lease is attached as Exhibit "A" hereto.

          To induce the Guarantor to enter into the Lease and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby irrevocably and unconditionally guarantees to the Guaranteed Party, all present and future obligations of Bank of America arising out of the Lease to the Guaranteed Party. Upon failure of Bank of America to punctually fulfill any such obligation, and upon written demand by the Guaranteed Party to the Guarantor, the Guarantor agrees to fulfill, or cause to be fulfilled, to the extent such obligation is not performed, the performance of such obligation; provided, that any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder shall not preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

     The Guarantor hereby agrees that its obligations hereunder shall be continuing and unconditional and will not be discharged except by full and complete satisfaction of all present and future obligations of Bank of America to the Guaranteed Party arising out of the Lease, irrespective of any change in or amendment to the Lease.

     The Guarantor hereby waives diligence, presentment, demand on Bank of America for delivery or otherwise, filing of claims, requirement of a prior proceeding against Bank of America and protest or notice.

     The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of any Guaranteed Party's counsel) in any way relating to the enforcement or protection of the rights of the Guaranteed Party hereunder; provided, that the Guarantor shall not be liable for any expenses of the Guaranteed Party if no delivery or payment under this Guarantee is due. The Guarantor reserves the right to assert defenses that Bank of America may have to any delivery or payment to the Guaranteed Party under the Lease.

     The Guarantor represents to the Guaranteed Party as of the date hereof that:

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     1. It is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed.

     2. Its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws, as amended, or any law, regulation or contractual restriction binding on it or its assets.

     3. All consents, licenses, authorization, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance.

     4. This Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights or by general equity principles.

     5. Guarantor hereby agrees to provide copies of annual audited financial statements of the Guarantor to the Guaranteed Party no later than ninety (90) days following the end of each calendar year.

     By accepting this Guarantee, the Guaranteed Party agrees that the Guarantor shall be subrogated to all rights of the Guaranteed Party against Bank of America in respect of any delivery or payment made by the Guarantor pursuant to this Guarantee; provided, however, that the Guarantor shall not exercise or be entitled to receive any payments arising out of, or based upon such right of subrogation until all obligations under the Lease shall have been paid in full to the Guaranteed Party.

     Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guarantor or the Guaranteed Party, as the case may be.

     All notices or demands on the Guarantor shall be deemed effective when received, shall be in writing and shall be delivered by hand or by registered mail, or by facsimile transmission promptly confirmed by registered mail, addressed to the Guarantor at:

Bank of America Corporation
Corporate Treasury Department
100 N. Tryon St.
Mail Code: NC1-007-23-01
Charlotte, North Carolina 28255

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Attention: Karen A. Gosnell, Senior Vice President

with a copy to:

Corporate Real Estate
100 N. Tryon St.
Mail Code: NC1-007-52-02
Charlotte, North Carolina 28255
Attention: Robert Patterson, Senior Vice President

and a copy to:

Legal Department
901 Main St., 68th Floor
Mail Code: TX1-492-68-01
Dallas, Texas 75202
Attention: Michael F. Hord, Associate General Counsel

or to such other address or facsimile number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Lease.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of North Carolina. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Lease.

BANK OF AMERICA CORPORATION


By:
    ------------------------------
    Name:
           -----------------------
    Title:
           -----------------------

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                                   EXHIBIT "A"

LEASE

                                [TO BE ATTACHED]